UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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SFSB, INC.

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SFSB, INC.

1614 Churchville Road
Bel Air, Maryland 21015
(443) 265-5570

April 18, 2006

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of SFSB, Inc. The Annual Meeting will be held in Slavie Federal Savings Bank’s Community Room located at 1614 Churchville Road, Bel Air, Maryland 21015, at 4:00 p.m., local time, on May 18, 2006.

The enclosed Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement describe the formal business to be transacted. Our directors and officers will be present at the Annual Meeting to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may vote upon the election of directors, the ratification of the appointment of Beard Miller Company LLP as independent auditors of SFBS, Inc. and any other business that properly comes before the Annual Meeting.

The Board of Directors of SFSB, Inc. has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interest of SFSB, Inc. and its stockholders. The Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares you own.

BY ORDER OF THE BOARD OF DIRECTORS

Philip E. Logan
President, Chief Executive Officer
and Chairman of the Board

SFSB, INC.

1614 Churchville Road
Bel Air, Maryland 21015

Notice of Annual Meeting of Stockholders
to be Held May 18, 2006, at 4:00 P.M.

The Annual Meeting of Stockholders of SFSB, Inc., a federally chartered mid-tier stock holding company, will be held on May 18, 2006, at 4:00 p.m., local time, in Slavie Federal Savings Bank’s Community Room located at 1614 Churchville Road, Bel Air, Maryland 21015 for the following purposes:

1.

To elect two directors to serve for a three-year term ending at the Annual Meeting of Stockholders to be held in 2009, and until their successors are duly elected and qualified.

2.

To ratify the appointment of Beard Miller Company LLP as independent public accountants to audit the financial statements of SFSB, Inc. for 2006.

3.

To act upon any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 7, 2006 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

Accompanying this notice is a proxy statement and proxy form. Whether or not you plan to attend the meeting, please indicate your choices on the matters to be voted upon, date and sign the enclosed proxy and return it in the enclosed postage paid return envelope. You may revoke your proxy at any time prior to or at the meeting by written notice to SFSB, Inc., by executing a proxy bearing a later date, or by attending the meeting and voting in person.

You are cordially invited to attend the meeting in person.

By Order of the Board of Directors,

Charles E. Wagner, Jr., Secretary

Bel Air, Maryland
April 18, 2006

SFSB, INC.

1614 Churchville Road
Bel Air, Maryland 21015

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on
May 18, 2006 at 4:00 P.M.

INTRODUCTION

This Proxy Statement is furnished on or about April 18, 2006 to stockholders of SFSB, Inc. in connection with the solicitation of proxies by SFSB, Inc.’s Board of Directors to be used at the annual meeting of stockholders described in the accompanying notice (the “Annual Meeting”) or any adjournment or postponement thereof. The purposes of the Annual Meeting are set forth in the accompanying notice of annual meeting of stockholders.

This proxy material is being sent to SFSB, Inc.’s stockholders on or about April 18, 2006. SFSB, Inc.’s Annual Report, including financial statements for the year ended December 31, 2005, is being mailed to all stockholders with this proxy material.

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of SFSB, Inc. The Board of Directors selected Mr. Robert M. Stahl IV and Mr. Thomas J. Drechsler or either of them, to act as proxies with full power of substitution. The proxy is revocable at any time prior to or at the Annual Meeting by written notice to SFSB, Inc., by executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person. A written notice of revocation of a proxy should be sent to the Secretary, SFSB, Inc., 1614 Churchville Road, Bel Air, Maryland 21015, and will be effective if received by the Secretary prior to the Annual Meeting. The presence of a stockholder at the Annual Meeting alone will not automatically revoke such stockholder’s proxy.

In addition to solicitation by mail, officers and directors of SFSB, Inc. may solicit proxies personally or by telephone. SFSB, Inc. will not specifically compensate these persons for soliciting such proxies. SFSB, Inc. will bear the cost of soliciting proxies. These costs may include reasonable out of pocket expenses in forwarding proxy materials to beneficial owners. SFSB, Inc. will reimburse brokers and other persons for their reasonable expenses in forwarding proxy materials to customers who are beneficial owners of the common stock of SFSB, Inc. registered in the name of nominees.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders of record at the close of business on April 7, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, there were outstanding and entitled to vote 2,975,625 shares of common stock, $0.01 par value per share, each of which is entitled to one vote.

The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will be necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

For the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes “FOR” a nominee or “WITHHOLD AUTHORITY” for a nominee are counted to determine the total number of votes cast, and abstentions and broker non-votes have no effect on the outcome of the election.

The affirmative vote of at least a majority of all votes cast at the Annual Meeting is sufficient for the ratification of the appointment of Beard Miller Company LLP. An abstention or broker non vote is not included in calculating votes cast with respect to this proposal.

A broker “non-vote” is a proxy received from a broker or nominee indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

All proxies will be voted as directed on the proxy form by the stockholder. A proxy, if executed and not revoked, will be voted in the following manner (unless it contains instructions to the contrary, in which case it will be voted in accordance with such instructions):

FOR the nominees for directors named below.

FOR ratification of the appointment of Beard Miller Company LLP as independent public accountants for 2006.

Proxies will be voted in the discretion of the holder on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Because Slavie Bancorp, MHC, a federally-chartered mutual holding company, owns 55% of SFSB, Inc.’s outstanding common stock, the votes cast by Slavie Bancorp, MHC will be determinative in the voting on the matters to be presented to the Annual Meeting.

IT IS ANTICIPATED THAT SLAVIE BANCORP, MHC WILL VOTE ITS SHARES OF COMMON STOCK IN FAVOR OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS LISTED HEREIN AND FOR THE RATIFICATION OF THE APPOINTMENT OF BEARD MILLER COMPANY LLP.

PARTICIPANTS IN THE SLAVIE FEDERAL SAVINGS BANK ESOP

If you participate in the Slavie Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction form for the plan that reflects all shares you may direct the trustees to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of SFSB, Inc. common stock held by the ESOP and allocated shares for which no voting instructions are received in a manner determined by the ESOP trustee. The deadline for returning your voting instructions to the ESOP trustee is May 17, 2006.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

The following table sets forth information with respect to the beneficial ownership of SFSB, Inc.’s common stock as of April 10, 2006 by each director, by its executive officers named in the Summary Compensation Table and by all of its directors and executive officers as a group, as well as information regarding each other person that we believe owns in excess of 5% of the outstanding common stock. The table includes options beneficially owned by these persons. Unless otherwise noted below, we believe that each person named in the table has or will have the sole voting and sole investment power with respect to each of the securities reported as beneficially owned by such person. We have also included information regarding the shares owned by our employee stock ownership plan.

Name and Address of Beneficial Owner(1)	Common Stock(2)(3)	Percentage of Ownership
J. Benson Brown(4)	8,416	0.28%
Thomas J. Drechsler(5)	7,916	0.27
Philip E. Logan	17,443	0.59
Robert M. Stahl, IV	2,916	0.10
Charles E. Wagner, Jr.(6)	14,356	0.48
James D. Wise	2,916	0.10

All directors & executive officers as a group (7 persons)(7)	60,198	2.03

Slavie Bancorp, MHC(8)	1,636,594	55.00%
Slavie Federal Savings Bank Employee Stock Ownership Plan Trust	116,630	3.92%

——————

(1)

Unless otherwise indicated, the address of each person listed in the foregoing table is the address of SFSB, Inc.

(2)

Includes shares of unvested restricted stock as part of the SFSB, Inc. 2005 Recognition and Retention Plan with respect to which individuals have voting but not investment power as follows: Messrs. Brown, Drechsler, Stahl and Wise – 2,916 shares each, Mr. Logan – 11,664 shares and Mr. Wagner – 8,748 shares. All restricted stock awards vest in five equal annual installments commencing one year from the date of grant, which was August 23, 2005.

(3)

Includes shares allocated to the account of individuals under the Slavie Federal Savings Bank Employee Stock Ownership Plan (“ESOP”) with respect to which individuals have voting but not investment power as follows: Mr. Logan – 779 shares and Mr. Wagner – 608 shares.

(4)

Includes 3,000 shares owned by an individual retirement account.

(5)

Includes 5,000 shares held jointly with his spouse.

(6)

Includes 5,000 shares held jointly with his spouse.

(7)

Also includes Sophie T. Wittelsberger, our Chief Financial Officer (5,832 shares granted pursuant to the 2005 Recognition and Retention Plan and 403 shares allocated to her account under the ESOP).

(8)

SFSB, Inc.’s executive officers and directors are also executive officers and directors of Slavie Bancorp, MHC.

PROPOSAL I
ELECTION OF DIRECTORS

The Board of Directors currently has six (6) directors, divided into three classes – Class A, Class B and Class C.

As part of the reorganization into a mutual holding company structure in December 2004, the directors of SFSB, Inc., were each initially placed into one of the three classes of directors, with a term of office expiring at the 2005 annual meeting (for the Class A directors), the 2006 annual meeting (for the Class B directors), or the 2007 annual meeting (for the Class C directors). After this initial phase-in period, the directors in each class will be elected to serve for a three year term and until their respective successors are duly elected and qualified. The Class A directors were elected in May 2005 for a term to expire at the 2008 annual meeting.

All of the members of SFSB, Inc.’s Board of Directors have served since the incorporation of SFSB, Inc. in December 2004.

The Board of Directors is recommending the election of J. Benson Brown and James D. Wise as Class B directors for a term ending at the 2009 annual meeting of stockholders. Both of the nominees are currently directors of SFSB, Inc. and both nominees consented to serve as a director, if elected. The directors whose terms have not expired will continue to serve as directors until the expiration of their respective terms.

It is not contemplated that any of the nominees will become unavailable to serve, but if that should occur before the Annual Meeting, proxies that do not withhold authority to vote for the nominees listed below will be voted for another nominee, or nominees, selected by the Board of Directors.

The proxies solicited hereby, unless directed to the contrary, will be voted “For” the election as directors of both nominees named below. In order to be elected, a plurality of the shares cast at the Annual Meeting is necessary. Abstentions and broker non-votes have no effect on the outcome of the election.

Information regarding the nominees and the directors who will continue to serve unexpired terms, and certain information relating to them, follows.

Nominees for election to the Board of Directors for a three-year term expiring in 2009:

The Board of Directors recommends that stockholders vote “FOR” the election of both nominees.

J. Benson Brown, 42, is a principal of JB Brown Associates, a real estate consulting firm and he has served in that capacity since April 1990. Since May 2001, Mr. Brown also has been employed by iCVn Inc., a Maryland based business involved in the development of cash/check tracing technology for combating currency/check related crimes. From May 2001 to October 2002, Mr. Brown served as the Chief Financial Officer of iCVn Inc.

James D. Wise, 46, is a principal of Ronald Blue & Co., LLC, a fee only financial and investment consulting firm, and has served in that capacity since January 2002. Prior to 2002, Mr. Wise has served in a variety of capacities at Ronald Blue & Co., LLC, including as a managing director, client manager and financial planner.

Continuing Directors:

The directors whose terms have not expired are as follows:

Term Expiring at 2007 Annual Meeting

Thomas J. Drechsler, 45, is a practicing attorney and, since January 2004, a principal of Kearney, Drechsler & Awalt, LLC, a Towson, Maryland based law firm. Prior to 2004, Mr. Drechsler was a principal in the law firm of Carson, Jones-Bateman & Drechsler, P.A. Since May 2002, Mr. Drechsler also has served as a manager of Universal Settlements, LLC, a title company. From January 2000 to May 2002, Mr. Drechsler was the owner of Juris Title Company.

Charles E. Wagner, Jr., 51, is the Executive Vice President, Chief Lending Officer and Secretary of Slavie Federal Savings Bank. He has served in that capacity since January 2001. From 1987 to December 2000, Mr. Wagner was a Vice President and mortgage officer for Slavie Federal Savings Bank. Prior to 1987, Mr. Wagner served Slavie Federal Savings Bank in a variety of other capacities.

Term Expiring at 2008 Annual Meeting

Philip E. Logan, 52, is the President, Chief Executive Officer and Chairman of the Board of Slavie Federal Savings Bank. He has served in that capacity since January 2001. From 1987 to December 2000, Mr. Logan was Executive Vice President of Slavie Federal Savings Bank. Prior to 1987, Mr. Logan served Slavie Federal Savings Bank in a variety of other capacities.

Robert M. Stahl IV, 44, is a practicing attorney and a certified public accountant. Since January 2004, Mr. Stahl has been a principal of the Law Offices of Robert M. Stahl. From 1998 to 2003, Mr. Stahl was president and a principal of Robert M. Stahl & Associates, P.C.

BOARD MEETINGS AND COMMITTEES

SFSB, Inc.’s Board of Directors meets each month and such special meetings as circumstances may require. The Board of Directors of SFSB, Inc. met 15 times during 2005.

The Board of Directors of Slavie Federal Savings Bank meets twice each month. The Board of Directors also holds quarterly meetings, an annual meeting and on an as needed basis, special meetings. The Board of Directors of Slavie Federal Savings Bank met 27 times during 2005, 15 of which were also simultaneous meetings of the Board of Directors of SFSB, Inc. Each director attended at least 75% of the total number of meetings of the Board of Directors and the Board committees of SFSB, Inc. and Slavie Federal Savings Bank, for which he was a member during 2005.

The Board of Directors of SFSB, Inc. has standing Audit, Nominating and Compensation Committees. Slavie Federal Savings Bank also has a number of standing committees, including the Asset & Liability Committee, Audit Committee, Compensation Committee, Loan/Loan Review Committee and Nominating Committee. The members of SFSB, Inc.’s and Slavie Federal Savings Bank’s Audit, Compensation and Nominating Committees are the same, and these committees typically hold joint meetings.

SFSB, Inc.’s policy requires that, in the absence of an unavoidable conflict, all directors are expected to attend the annual meeting of SFSB, Inc.’s stockholders. All members of the Board of Directors of SFSB, Inc. attended the 2005 annual meeting.

Audit Committee

SFSB, Inc.’s and Slavie Federal Savings Bank’s Audit Committee members are Messrs. Stahl and Wise. The Board of Directors has determined that each of these individuals is independent, as defined under the rules and regulations of the Securities and Exchange Commission and the applicable rules and listing standards of the Nasdaq Stock Market, Inc. assuming the rules and listing standards of the Nasdaq Stock Market, Inc. were applicable to SFSB, Inc. In addition, the Board of Directors has determined that Mr. Stahl is an “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission, and that Mr. Stahl is “independent” as that term is defined by the rules and regulations of the Securities and Exchange Commission.

The Audit Committee of SFSB, Inc. held four meetings in 2005 and the Audit Committee of Slavie Federal Savings Bank held one meeting in 2005 which was held simultaneously with a meeting of  SFSB, Inc. The Audit Committee’s primary responsibilities are to assist the Board of Directors by monitoring (i) the integrity of SFSB, Inc.’s financial statements; (ii) the independent auditors’ qualifications and independence; (iii) the performance of SFSB, Inc.’s and its subsidiaries’ independent auditors; (iv) SFSB, Inc.’s system of internal controls; (v) SFSB, Inc.’s financial reporting and system of disclosure controls; and (vi) SFSB, Inc.’s compliance with legal and regulatory requirements.

In addition, the Audit Committee was appointed to oversee treatment of, and any necessary investigation concerning, any employee complaints or concerns regarding SFSB, Inc.’s accounting and auditing matters. Pursuant to procedures adopted by SFSB, Inc., any employee with such complaints or concerns is encouraged to report them, anonymously if they desire, to the Chair of the Audit Committee for investigation, and appropriate corrective action, by the Audit Committee.

The Audit Committee has adopted a written charter, a copy of which is available in the investor relations section of Slavie Federal Savings Bank’s website at www.slavie.com.

Nominating Committee

SFSB, Inc.’s Nominating Committee members are Messrs. Logan, Stahl, Drechsler and Wagner. The Board of Directors has determined that Mr. Stahl is independent, as defined under the applicable rules and listing standards of the Nasdaq Stock Market, Inc., assuming the rules and listing standards of the Nasdaq Stock Market, Inc. were applicable to SFSB, Inc. The Nominating Committee has adopted a written charter, a copy of which is available in the investor relations section of Slavie Federal Savings Bank’s website at www.slavie.com. SFSB, Inc. established the Nominating Committee in February 2005. The Nominating Committee charter provides that the members of the Nominating Committee shall be those members of the Board of Directors whose terms are not subject to expire at the next annual meeting of stockholders.

The Nominating Committee determines whether the incumbent directors should stand for reelection to the Board of Directors, and identifies and evaluates candidates for membership to the Board of Directors. In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board of Directors, the Nominating Committee recommends to the Board of Directors the class of directors in which the director-nominee should serve. The Nominating Committee also conducts appropriate inquiries into the backgrounds and qualifications of possible director candidates and reviews and makes recommendations regarding the composition and size of the Board of Directors.

The Nominating Committee also evaluates candidates for nomination to the Board of Directors who are recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by submitting a written recommendation to the Secretary of SFSB, Inc. at 1614 Churchville Road, Bel Air, Maryland 21015. Submissions must include sufficient biographical information concerning the recommended individual, including age, five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and a current list of board memberships for the Nominating Committee to consider. A written consent of the individual to stand for election if nominated and to serve if elected by the stockholders must accompany the submission. The Nominating Committee will consider recommendations received by a date not later than 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the prior year’s annual meeting for nomination at that annual meeting. The Nominating Committee will consider nominations received beyond that date at the annual meeting subsequent to the next annual meeting.

The Nominating Committee evaluates nominees for directorship recommended by security holders in the same manner in which it evaluates any nominees for directorship. Minimum qualifications include high moral character, mature judgment, familiarity with SFSB, Inc.’s business and industry, independence of thought and ability to work collegially.

Compensation Committee

SFSB, Inc. and Slavie Federal Savings Bank’s Compensation Committee members are Messrs. Brown, Drechsler, Stahl and Wise - the non-employee directors of Slavie Federal Savings Bank. The Board of Directors has determined that Messrs. Stahl and Wise are independent, as defined under the applicable rules and listing standards of the Nasdaq Stock Market, Inc., assuming the rules and listing standards of the Nasdaq Stock Market, Inc. were applicable to SFSB, Inc. The Compensation Committee of SFSB, Inc. held no meetings in 2005 and the Compensation Committee of Slavie Federal Savings Bank held four meetings in 2005.

The Compensation Committee evaluates the performance of the executive management, approves performance objectives for executive management and determines the executive management’s compensation. The Compensation Committee also reviews the current industry practices regarding compensation packages provided to the executive management and the Board of Directors, including salary, bonus, stock options and other perquisites. The Compensation Committee also determines the compensation to be paid to the Board of Directors.

DIRECTOR COMPENSATION

Cash Compensation

On February 7, 2005, the Board of Directors of SFSB, Inc. and Slavie Federal Savings Bank adopted a formal Director Compensation Policy. Under the Director Compensation Policy, the directors of Slavie Federal Savings Bank, including directors who are officers of SFSB, Inc. or Slavie Federal Savings Bank are entitled to cash remuneration for serving as a director as follows:

Under the Director Compensation Policy, each director, including employee directors (Messrs. Logan and Wagner), receive $700 for each regular meeting and the annual meeting, $75 for each quarterly meeting and an amount determined by the board of directors for special meetings. All directors are also eligible for an annual bonus, which shall be awarded at the discretion of the board of directors. In addition, each non-employee director is paid $200 for the first hour of each committee meeting attended, and $50 for each additional half-hour with a $700 maximum fee per committee meeting. Members of the loan committee also receive a monthly fee of $50. Directors are paid for two excused absences from board and committee meetings. Directors are only paid for additional absences if the absence is for a medical reason. The board of directors or the compensation committee of the board of directors of Slavie Federal Savings Bank may also authorize discretionary payments to one or more directors or the entire Board of Directors as a result of outstanding service. Also, all directors of SFSB, Inc. and Slavie Federal Savings Bank are entitled to reimbursement for reasonable expenses incurred on behalf of SFSB, Inc. and Slavie Federal Savings Bank.

The Director Compensation Policy provides that unless and until SFSB, Inc. becomes actively involved in additional businesses other than owning all the capital stock of Slavie Federal Savings Bank, no separate cash compensation will be paid to the directors of SFSB, Inc. in addition to that paid to them by Slavie Federal Savings Bank in their capacities as directors of Slavie Federal Savings Bank. SFSB, Inc. may determine in the future that such separate cash compensation is appropriate.

The Director Compensation Policy provides that the policy may be changed from time to time.

During 2005, Slavie Federal Savings Bank paid each director, including the employee directors (Messrs. Logan and Wagner), $700 for each regular meeting and the annual meeting, $75 for each quarterly meeting and $700 for each special meeting. Also, Slavie Federal Savings Bank paid an annual bonus of $5,000 to all directors for the year ended December 31, 2005. In addition, each non-employee director was paid $200 for the first hour of each committee meeting attended, and $50 for each additional half-hour with a $700 maximum fee per committee meeting. Members of the loan committee also received a monthly fee of $50. Directors were paid for two excused absences from board and committee meetings. Directors were only paid for additional absences if the absence was for a medical reason.

During 2006, it is anticipated that directors of Slavie Federal Savings Bank will receive the same cash compensation as the compensation received in 2005. We reserve the right to change these amounts during 2006.

Equity Compensation

During 2005, the directors of Slavie Federal Savings Bank, including directors who are officers of SFSB, Inc. or Slavie Federal Savings Bank, received the following equity compensation pursuant to the SFSB, Inc. 2005 Stock Option Plan and the SFSB, Inc. 2005 Recognition and Retention Plan. These plans were approved by SFSB, Inc.’s stockholders at a special meeting of stockholders held on July 21, 2005.

Director	Restricted Stock Awards (1)	Stock Option Awards (2)
J. Benson Brown	2,916	7,290
Thomas J. Drechsler	2,916	7,290
Philip E. Logan	11,664	29,161
Robert M. Stahl, IV	2,916	7,290
Charles E. Wagner, Jr.	8,748	21,870
James D. Wise	2,916	7,290
Leonard M. Blight, Jr.(3)	2,916	7,290

——————

(1)

All awards (other than to Director Blight) vest in five equal annual installments beginning one year from the  date of grant, which was August 23, 2005.

(2)

All options have an exercise price of $9.15, the fair market value of our common stock on the date of grant, which was August 1, 2005. All options (other than to Director Blight) vest in five equal annual installments beginning one year from the date of grant.

(3)

Director Blight passed away on January 6, 2006. Upon his death, all of his restricted stock and stock option awards became fully vested.

EXECUTIVE COMPENSATION

Executive Compensation

Summary Compensation Table. The following table sets forth, for the year ended December 31, 2005, 2004 and 2003, certain information as to the total remuneration paid by Slavie Federal Savings Bank to its president and chief executive officer, as well as to the other executive officers of Slavie Federal Savings Bank who received salary and bonus in excess of $100,000 in 2005.

	Annual Compensation				Long Term Compensation Awards
Name And Principal Position	Year	Salary		Bonus	Restricted Stock Awards ($)(1)	Securities Underlying Options (#)(2)	All Other Compensation

Phillip E Logan, Chairman, President and Chief Executive Officer	2005	$139,200	(3)	$11,000	$109,642	29,161	$13,792	(4)
	2004	$136,750	(3)	$9,594	—	—	$6,779	(4)
	2003	$115,713	(3)	$5,616	—	—	$7,047	(4)

Charles E. Wagner, Jr., Executive Vice President, Chief Lending Officer and Secretary	2005	$108,550	(5)	$7,700	$82,231	21,870	$18,212	(6)
	2004	$108,550	(5)	$7,052	—	—	$12,716	(6)
	2003	$101,550	(5)	$6,880	—	—	$12,130	(6)

——————

(1)

Represents the market value of 11,664 and 8,748 shares of all restricted stock granted to Messers. Logan and Wagner, respectively, on August 23, 2005, based on a per share value of $9.40, the closing price of SFSB, Inc.’s common stock on the date of grant. The restricted stock awards vest in five equal annual installments commencing one year from the date of grant, so as of December 31, 2005, none of the restricted stock awards had vested. Dividends, if any, will be paid on the restricted stock.

The number and value of all unvested shares of restricted stock held by each named executive officer as of December 31, 2005, based on a per share value of $9.60, the closing price of SFSB, Inc.’s common stock on December 30, 2005, the last day that the common stock was traded during 2005, is as follows: Mr. Logan - 11,664 shares, valued at $111,974 and Mr. Wagner - 8,748 shares, valued at $83,981.

(2)

Options become exercisable in five equal installments commencing one year from the date of grant, which for all options shown was August 1, 2005.

(3)

Includes director fees of $24,200 during 2005, $26,750 during 2004 and $20,100 during 2003.

(4)

Amount disclosed represents matching funds under Slavie Federal Savings Bank’s 401(k) plan ($1,088), group life, disability and accidental death insurance benefits ($1,538) and health insurance benefits ($3,684) during 2005. For 2005, amount disclosed also includes the allocation provided under the Slavie Federal Savings Bank Employee Stock Ownership Plan for 2005 ($7,482), based on a per share value of $9.60, the closing price of SFSB, Inc.’s common stock on December 30, 2005, the last day the common stock was traded during 2005. Amount disclosed represents matching funds under Slavie Federal Savings Bank’s 401(k) plan ($2,100), group life, disability and accidental death insurance benefits ($1,497) and health insurance benefits ($3,182) during 2004. Amount disclosed represents matching funds under Slavie Federal Savings Bank’s 401(k) plan ($2,012), group life, disability and accidental death insurance benefits ($1,477) and health insurance benefits ($3,558) during 2003.

(5)

Includes director fees of $24,200 and $4,350 for service rendered as secretary of SFSB, Inc. and Slavie Federal Savings Bank during 2005, director fees of $26,750 and $4,800 for service as secretary of SFSB, Inc. and Slavie Federal Savings Bank during 2004, and director fees of $20,100 and $4,050 for service as secretary of SFSB, Inc. and Slavie Federal Savings Bank during 2003.

(6)

Amount disclosed represents matching funds under Slavie Federal Savings Bank’s 401(k) plan ($1,094), group life, disability and accidental death insurance benefits ($1,510) and health insurance benefits ($9,771) during 2005. For 2005, amount disclosed also includes the allocation provided under the Slavie Federal Savings Bank Employee Stock Ownership Plan for 2005 ($5,837), based on a per share value of $9.60, the closing price of SFSB, Inc.’s common stock on December 30, 2005, the last day the common stock was traded during 2005. Amount disclosed represents matching funds under Slavie Federal Savings Bank’s 401(k) plan ($2,607), group life, disability and accidental death insurance benefits ($1,409) and health insurance benefits ($8,700) during 2004. Amount disclosed represents matching funds under Slavie Federal Savings Bank’s 401(k) plan ($1,575), group life, disability and accidental death insurance benefits ($1,270) and health insurance benefits ($9,285) during 2003.

Slavie Federal Savings Bank currently pays a $12,000 per year retirement benefit ($1,000 per month) to its former president, Roger A. Schueler. Mr. Schueler retired in 2000. The benefit terminates when Mr. Schueler receives an aggregate of $120,000. If Mr. Schueler were to die prior to receiving the entire $120,000, the remaining amount owed would be paid to his estate. Through March 31, 2006, we paid $63,000 of the total amount due Mr. Schueler. In May 2001, Slavie Federal Savings Bank purchased an approximately $89,000 annuity contract to fund this liability. As of December 31, 2005, the value of the annuity contract was $41,332.

Option Grants in Last Fiscal Year

The following table lists all grants of options in 2005 to the named executive officers listed in the Summary Compensation Table and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company’s stock over the life of the option.

Name	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price or Base Price ($/Share)	Expiration Date	Grant Date Present Value (2)

Philip E. Logan	29,161	28.57%	$9.15	08/01/2015	$266,823

Charles E. Wagner, Jr.	21,870	21.43%	$9.15	08/01/2015	$200,111

——————

(1)

Options become exercisable in five equal installments commencing one year from the date of grant, which for all options shown was August 1, 2005.

(2)

The estimated present value of the options granted during fiscal year 2005 have been calculated using the Black-Scholes Option-Pricing Model, based on the following assumptions:  estimated time until exercise of 7 years; a risk-free interest rate of 4.22%; a volatility rate of 11.42%; and a dividend yield of 0%. The values associated with the option pricing variables described above are hypothetical and have been provided solely to comply with the rules of the SEC. The actual gain, if any, that will be realized by each officer on any option will depend on the difference between the exercise price of the option and the market price of the Company’s common stock on the date that the option is exercised.

Aggregated Option Exercises and Fiscal Year-End Options Value Table.

The following table sets forth information at December 31, 2005 concerning the number and value of options held by the named executive officers listed in the Summary Compensation Table. The named executive officers did not exercise any options during 2005.

Name	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Year End(1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Philip E. Logan	—	29,161	—	13,122

Charles E. Wagner, Jr.	—	21,870	—	9,842

——————

(1)

Based on the difference between the exercise price of $9.15 per share and the closing price of SFSB, Inc.’s common stock on December 30, 2005, the last day that the common stock was traded during 2005, of $9.60 per share.

Employment Agreements

Slavie Federal Savings Bank has entered into employment agreements dated December 30, 2004 with each of Philip E. Logan, Charles E. Wagner, Jr. and Sophie T. Wittelsberger, which were amended effective January 1, 2005. Mrs. Wittelsberger’s employment agreement was amended a second time on June 7, 2005.

Pursuant to Mr. Logan’s employment agreement, as amended, he will continue to serve as the president and chief executive officer of Slavie Federal Savings Bank. The term of the agreement initially is two years; however, commencing on the first anniversary date of the agreement and continuing on each anniversary date thereafter, the disinterested members of the board of directors or a committee of disinterested directors will conduct an annual review of Mr. Logan’s performance for purposes of determining whether to extend the agreement an additional year such that the remaining term of the agreement shall again be two years. If the directors do not extend the agreement, then Mr. Logan’s employment agreement will terminate at the end of one year following such anniversary date. Mr. Logan’s employment also will terminate upon the events described below. During January 2006, the directors elected to extend Mr. Logan’s employment agreement for an additional year. Unless further extended, Mr. Logan’s employment would terminate in December 2007.

The agreement provides for an initial annual salary of $110,000, subject to annual increases as may be determined by the board of directors. In January 2006, the compensation committee of the board of directors increased Mr. Logan’s annual compensation, effective January 1, 2006, to $121,000 per year. Mr. Logan may receive an annual bonus to be determined by the compensation committee of the board of directors. In January 2006, the compensation committee of the board of directors determined that Mr. Logan was entitled to a bonus of $9,200 for services rendered during 2005.

The agreement terminates upon Mr. Logan’s death, permanent disability, or by mutual written agreement. In addition, Mr. Logan may terminate the agreement for good reason as described in the agreement. Slavie Federal Savings Bank may terminate the agreement for certain events constituting cause as described in the agreement. Slavie Federal Savings Bank may also terminate the agreement at any time without cause provided that Slavie Federal Savings Bank provides sixty days prior written notice to Mr. Logan.

If Mr. Logan terminates the agreement for good reason, or if Slavie Federal Savings Bank terminates Mr. Logan’s employment without cause, Mr. Logan will receive severance pay for the remainder of the term as defined in the agreement equal to Mr. Logan’s current cash compensation. In addition, Slavie Federal Savings Bank will continue to maintain Mr. Logan’s health insurance coverage for the remainder of the term of the agreement.

If Mr. Logan is terminated without cause or terminates his employment for good reason in connection with or after a change in control, he is entitled, instead of the severance payment described above, to a single payment equal to 2.99 times his average annual compensation over the prior five years.

Pursuant to the employment agreement, a “change in control” will occur if:

•

any person or persons acting in concert acquires, whether by purchase, assignment, transfer, pledge or otherwise (including as a result of a redemption of securities), then outstanding voting securities of either Slavie Federal Savings Bank or SFSB, Inc., if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote twenty-five percent (25%) or more of any class of voting securities of Slavie Federal Savings Bank or SFSB, Inc., as the case may be;

•

within any twelve-month period (beginning on or after the effective date of the employment agreement) the persons who were directors of either Slavie Federal Savings Bank or SFSB, Inc. immediately before the beginning of such twelve-month period (the “Incumbent Directors”) cease to constitute at least a majority of such board of directors; provided that any director who was not a director as of the effective date of the employment agreement will be deemed to be an Incumbent Director if that director was elected to such board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors;

•

the stockholders of either Slavie Federal Savings Bank or SFSB, Inc. approve a reorganization, merger or consolidation with respect to which persons who were the stockholders of either Slavie Federal Savings Bank or SFSB, Inc., as the case may be, immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities; or

•

all or substantially all of the assets of Slavie Federal Savings Bank or SFSB, Inc. are sold, transferred or assigned to any third party.

A change in control shall not be deemed to have occurred: (1) after the completion of the initial public offering of the common stock of SFSB, Inc.; or (2) upon the conversion of Slavie Bancorp, MHC to stock form, or in connection with any reorganization used to effect such a conversion.

Mr. Wagner’s employment agreement, as amended, states that he will continue to serve as the Executive Vice President and Chief Lending Officer of Slavie Federal Savings Bank. The agreement provides for an initial annual salary of $77,000, subject to annual increases as may be determined by the board of directors. In January 2006, the compensation committee of the board of directors increased Mr. Wagner’s annual compensation, effective January 1, 2006, to $84,000 per year. Mr. Wagner may receive an annual bonus to be determined by the compensation committee of the board of directors. In January 2006, the compensation committee of the board of directors determined that Mr. Wagner was entitled to an annual bonus of $6,400 for services rendered during 2005. All of the other terms of Mr. Wagner’s employment agreement are identical to those of Mr. Logan’s employment agreement, except, if Mr. Wagner is terminated or terminates his employment for good reason in connection with or after a change in control, he is entitled to a single payment equal to 2.50 times his average annual compensation over the prior five years. During January 2006, the directors elected to extend Mr. Wagner’s employment agreement for an additional year. Unless further extended, Mr. Wagner’s employment would terminate in December 2007.

Mrs. Wittelsberger’s employment agreement, as amended, states that she will continue to serve as a Vice President and the Chief Financial Officer of Slavie Federal Savings Bank. The agreement provides for an initial annual salary of $60,000, subject to annual increases as may be determined by the board of directors. In January 2006, the compensation committee of the board of directors increased Mrs. Wittelsberger’s annual compensation, effective January 1, 2006, to $69,000 per year. Mrs. Wittelsberger may receive an annual bonus to be determined by the compensation committee of the board of directors. In January 2006, the compensation committee of the board of directors determined that Mrs. Wittelsberger was entitled to an annual bonus of $5,280 for services rendered during 2005. All of the other terms of Mrs. Wittelsberger’s employment agreement are identical to those of Mr. Logan’s employment agreement, except, if Mrs. Wittelsberger is terminated or terminates her employment for good reason in connection with or after a change of control, she is entitled to a single payment equal to 2.00 times her average annual compensation over the prior five years. During January 2006, the directors elected to extend Mrs. Wittelsberger’s employment contract for an additional year. Unless further extended, Mrs. Wittelsberger’s employment would terminate in December 2007.

Information Regarding Executive Officers Who are Not Directors and Key Employees

Executive Officers

Sophie T. Wittelsberger, 46, is a Vice President and the Chief Financial Officer of Slavie Federal Savings Bank. She has served as a Vice President since January 2001 and as Chief Financial Officer since June 2005. Mrs. Wittelsberger joined Slavie Federal Savings Bank in June 1997 as the Controller.

Key Employees

Gary E. Barnoff, 52, is a Vice President – Branch Operations and Business Development at Slavie Federal Savings Bank. He has served in that capacity since October 2005 when Mr. Barnoff joined Slavie Federal Savings Bank. From July 2003 to October 2005, Mr. Barnoff served as Assistant Vice President for Mercantile County Bank. Mr. Barnoff served as Director of Development for The Boys & Girls Clubs of Harford County from August 1999 to July 2003. From January 1996 to January 2000, Mr. Barnoff was President and Owner of Hawk Specialties, an advertising specialty/promotional products company. Prior to that Mr. Barnoff served as Vice President – Regional Sales Manager for First Union National Bank through acquisitions of First Fidelity Bank and Bank of Baltimore from September 1974 to January 1996.

Thomas M. Esposito, 50, is a Vice President – Commercial Lending at Slavie Federal Savings Bank. He has served in that capacity since April 2004. From April 1996 to May 2001, Mr. Esposito was an Assistant Vice President of Commercial Lending at The Columbia Bank. From May 2001 to August 2002, Mr. Esposito left banking to work as a self-employed auto mechanic. Mr. Esposito reentered the banking industry in August 2002 as a portfolio manager in the commercial lending division of Allfirst Bank in Baltimore, Maryland. Allfirst has since been acquired by M&T Bank. Mr. Esposito remained at Allfirst until April 2003, when he became a Vice President of Commercial Lending and the CRA Officer at Bradford Bank.

The officers of SFSB, Inc. and Slavie Federal Savings Bank are elected annually by the respective Boards of Directors following the annual meeting of stockholders and serve for terms of one year or until their successors are duly elected and qualified except where a longer term is expressly provided in an employment contract duly authorized and approved by the Board of Directors. See “Executive Compensation - Employment Agreements.”

Employee Stock Ownership Plan

On December 30, 2004, we implemented an employee stock ownership plan in connection with Slavie Federal Savings Bank’s reorganization into the mutual holding company structure. Employees who are at least 21 years of age with at least one year of employment with Slavie Federal Savings Bank are eligible to participate.

As part of the reorganization and stock offering, the employee stock ownership plan trust borrowed $1,166,300 from SFSB, Inc. and used those funds to purchase 116,630 shares of common stock of SFSB, Inc. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from Slavie Federal Savings Bank’s discretionary contributions to the employee stock ownership plan over a period of up to 20 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments.

Pursuant to the loan documents, payment of the principal amount of the loan shall be made in equal annual installments of $58,315. The first payment of principal was made on December 30, 2005 and, unless the principal is paid in full by an earlier date, subsequent payments will be made every December 30th thereafter until December 30, 2024. Interest accrues on the outstanding principal amount at a variable rate of interest, adjusted monthly, as of the first day of each month while the principal amount remains outstanding, equal to the prime rate, as defined in the “money rates” section of the The Wall Street Journal. Interest is computed on an annual basis.

The shares of common stock purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid. Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants. Such allocation are based on the ratio of the compensation earned by the employee while a plan participant in the year of allocation to the total compensation earned by all employees while plan participants in the year of allocation. Participants in the plan are not vested in any amount in their accounts before they have completed five years of service. Upon the completion of five years of service, the account balance of participants within the plan becomes 100% vested. Credit is given for years of service with Slavie Federal Savings Bank’s mutual predecessor prior to the adoption of the plan. A participant’s interest in his account under the plan also fully vests in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of common stock and/or cash.

Slavie Federal Savings Bank’s contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control (as defined in the plan), the employee stock ownership plan will terminate and participants will become fully vested in their account balance, which will be paid to them.

Messrs. Drechsler, Logan and Wise serves as trustees of the employee stock ownership plan. Under the plan, the trustees generally must vote all shares allocated to the participants’ accounts in accordance with the instructions of the participants. Unallocated shares and allocated shares for which the participants do not give voting instructions will generally be voted by the trustees. Voting with respect to allocated and unallocated shares is subject to the requirements of applicable law and the fiduciary duties of the trustees.

The employee stock ownership plan is subject to the requirements of the Employee Retirement Income Security Act of 1974, and the regulations of the Internal Revenue Service and the Department of Labor.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, SFSB, Inc.’s directors and executive officers and persons holding more than ten percent of the outstanding shares of common stock are required to report their ownership and changes in such ownership to the Securities and Exchange Commission and SFSB, Inc. Based solely on its review of the copies of such reports, SFSB, Inc. believes that, for the year ended December 31, 2005, all Section 16(a) filing requirements applicable to SFSB, Inc.’s officers, directors and greater than ten percent shareholders were complied with on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of business, Slavie Federal Savings Bank makes loans available to its directors and officers. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as comparable loans to other borrowers. Federal regulations permit Slavie Federal Savings Bank to make loans to executive officers and directors at reduced rates or different terms than those offered to the general public if the loan is made under a program generally available to all other employees and does not give preference to any executive officer or director over any other employee. Currently, Slavie Federal Savings Bank does not have a special loan program for employees.

Loans made to directors or executive officers must be approved by a majority of disinterested members of the loan committee and ratified by a majority of disinterested members of the board of directors. Management believes that the loans to directors and officers neither involve more than the normal risk of collectibility nor present other unfavorable features. As of December 31, 2005, there were a total of seven loans to directors and officers with a total balance of $997,000. As of December 31, 2004, there were a total of ten loans to directors and officers with a total balance of $1,077,576.

Since August 2003, Mr. Brown has provided Slavie Federal Savings Bank with real estate consulting services. For the year ended December 31, 2005 and 2004, Slavie Federal Savings Bank paid Mr. Brown $4,000 and $4,670 for these services.

In June 2004, Slavie Federal Savings Bank closed the sale of its ground rent portfolio to an entity controlled by Mr. Brown for $54,300 and recognized a loss on the sale of $102,166. The purchase price for the sale was based upon the amount that Slavie Federal Savings Bank would receive, after the payment of selling expenses, if Slavie Federal Savings Bank were to sell the portfolio for its appraised value (based on an appraisal Slavie Federal Savings Bank received from an independent appraisal firm). The sale was approved by Slavie Federal Savings Bank’s board of directors, other than Mr. Brown and Mr. Drechsler (who has served as counsel to Mr. Brown on unrelated matters). In 2005, Mr. Brown paid Slavie Federal Savings Bank $18, 233 as a purchase price adjustment on the sale.

Mr. Drechsler currently serves as Slavie Federal Savings Bank’s general counsel through Kearney, Drechsler & Awalt, LLC, of which Mr. Drechsler is a 33% owner. Through other firms, Mr. Drechsler has served as Slavie Federal Savings Bank’s general counsel since 2000. For the year ended December 31, 2005 and 2004, Slavie Federal Savings Bank paid Mr. Drechsler’s law firm $6,000 and $7,899 for legal services. Through Universal Title, LLC, Mr. Drechsler also provides settlement related services to borrowers in connection with loans originated by Slavie Federal Savings Bank. In those circumstances, Universal Title, LLC is compensated by the borrower. For the year ended December 31, 2005 and 2004, borrowers paid Universal Title, LLC $145,000 and $169,039 for those services.

Our board of directors does not believe that our transactions with Mr. Brown or Mr. Drechsler are material to our operations. Our board of directors also believes that the terms of these transactions are no less favorable to Slavie Federal Savings Bank than those that could be obtained from unaffiliated third parties.

PROPOSAL II
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has ratified and confirmed the Audit Committee’s selection of Beard Miller Company LLP as SFSB, Inc.’s independent public accountants for 2006, subject to ratification by the stockholders. Beard Miller Company LLP has served as Slavie Federal Savings Bank’s independent public accountants since 2003 and is considered by the Audit Committee and management to be well qualified.  No qualified opinions have been issued during such engagement.

A representative of Beard Miller Company LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she desires to do so.

A majority of votes cast at the meeting is required for approval of this proposal. Abstentions and broker non-votes will have no effect on the vote for this proposal.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Beard Miller Company LLP as independent public accountants for 2006.

AUDIT COMMITTEE REPORT

The Audit Committee has (1) reviewed and discussed SFSB, Inc.’s audited financial statements with SFSB, Inc.’s management and representatives of Beard Miller Company LLP, the independent auditors; (2) discussed with Beard Miller Company LLP all matters required to be discussed by SAS No. 61, as modified or supplemented; and (3) has received the written disclosures and the letter from Beard Miller Company LLP required by Independence Standards Board Standard No. 1, as modified or supplemented and has discussed with Beard Miller Company LLP the independence of Beard Miller Company LLP. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2005 be included in SFSB, Inc.’s Annual Report on Form 10-KSB for the last fiscal year.

Audit Committee:

By:

Robert M. Stahl, Chairman
James D. Wise

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Beard Miller Company LLP for the audit of SFSB, Inc.’s annual consolidated financial statements for the year ended December 31, 2005 and the audit of Slavie Federal Savings Bank’s annual consolidated financial statements for the year ended December 31, 2004, and fees billed for other services rendered by Beard Miller Company LLP during those periods.

	Year Ended December 31
	2005	2004

Audit Fees(1)	$55,200	$94,500
Audit Related Fees(2)	—	—
Tax Fees(3)	5,400	6,100
All Other Fees(4)	—	—
Total	$60,600	$100,600

——————

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of the SFSB, Inc.’s consolidated (or Slavie Federal Savings Bank’s) annual financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by Beard Miller Company LLP in connection with statutory and regulatory filings or engagements. In 2004, these fees included costs affiliated with reviews and advisory services related to the stock offering.

(2)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of  SFSB, Inc.’s consolidated (or Slavie Federal Savings Bank’s) financial statements and are not reported under “Audit Fees.”

(3)

Tax Fees consist of fees billed for professional services rendered for federal and state tax compliance, tax advice and tax planning.

(4)

All Other Fees would normally consist of fees for services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

Before the accountant is engaged by SFSB, Inc. or Slavie Federal Savings Bank to render any audit or non-audit services, the engagement is approved by SFSB, Inc.’s audit committee.

SHAREHOLDER COMMUNICATIONS

If you would like to contact SFSB, Inc.’s Board of Directors, including a committee of the Board of Directors, you may send an email to c.wagner@slavie.com, or write to the following address:

Board of Directors
c/o Corporate Secretary
SFSB, Inc.
1614 Churchville Road
Bel Air, Maryland 21015

The Secretary will compile all communications and submit them to the Board of Directors or the individual Directors on a periodic basis. Communications may be made anonymously and/or confidentially.

SHAREHOLDER PROPOSALS

In order to be included in the proxy materials for SFSB, Inc.’s 2007 Annual Meeting, shareholder proposals submitted to SFSB, Inc. in compliance with SEC Rule 14a-8 (which concerns shareholder proposals that are requested to be included in a company’s proxy statement) must be received in written form at SFSB, Inc.’s corporate offices on or before December 20, 2006. In order to curtail controversy as to compliance with this requirement, shareholders are urged to submit proposals to the Secretary of SFSB, Inc. by Certified Mail—Return Receipt Requested.

In addition to any other applicable requirements, for nominations for election to the board of directors outside of the procedures established in the charter of the Nominating Committee of SFSB, Inc. and even if the proposal is not to be included in the proxy statement, pursuant to SFSB, Inc.’s bylaws, the shareholder must give notice in writing to the Secretary of SFSB, Inc. at least fifteen (15) days prior to the date of the annual meeting. For the 2006 annual meeting, such notice must be received by the Secretary of SFSB, Inc. by May 3, 2006.

Pursuant to SFSB, Inc.’s bylaws, stockholder proposals at the annual meeting (other than nominations), even if the proposal is not to be included in the proxy statement, will only be considered at the annual meeting if the stockholder submits notice of the proposal to the Secretary of SFSB, Inc. at least five (5) days prior to the date of the annual meeting. The notice must contain (a) a brief description of the proposal desired to be brought before the annual meeting, and (b) the business, as well as the name and address of such stockholder and the class and number of shares which are owned of record by such stockholder. For the 2006 annual meeting, such notice must be received by the Secretary of SFSB, Inc. by May 13, 2006.

ANNUAL REPORT

A COPY OF SFSB, INC.’S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE PERIOD ENDED DECEMBER 31, 2005, INCLUDING FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WILL BE FURNISHED BY MANAGEMENT TO ANY BENEFICIAL OWNER OF ITS SECURITIES WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. REQUESTS IN WRITING SHOULD BE DIRECTED TO SFSB, INC. C/O CORPORATE SECRETARY, 1614 CHURCHVILLE ROAD, BEL AIR, MARYLAND  21015. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF APRIL 7, 2006, THE RECORD DATE FOR THE ANNUAL MEETING, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT SUCH MEETING.

OTHER BUSINESS

The management of the SFSB, Inc. does not intend to present any other matters for action at the Annual Meeting, and the Board of Directors has not been informed that other persons intend to present any matters for action at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon, pursuant to the proxy, in accordance with their judgment of the best interest of SFSB, Inc.

By order of the Board of Directors

Philip E. Logan, President,
Chief Executive Officer and Chairman of the Board

April 18, 2006

SFSB, INC.

1614 Churchville Road
Bel Air, Maryland  21015

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Please complete, date, sign and mail the
detached proxy card in the enclosed postage-prepaid envelope.

DETACH PROXY CARD HERE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted "FOR ALL" of the two (2) Class B nominees for director, and "FOR" the ratification of the appointment of Beard Miller Company LLP.

If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted, to the extent legally permissible, by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.  The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and Annual Report.

Signature _____________________________________

Signature _____________________________________

Date ____________________________________, 2005

Please sign exactly as name (or names) appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

SFSB, INC.

If you personally plan to attend the Annual Meeting of Stockholders please check the box below and list the names of attendees on the reverse side.

Return this stub in the enclosed envelope with your completed proxy card.

I/We do plan to attend the 2006 Annual Meeting.     ☐

REVOCABLE PROXY – SFSB, INC.

Annual Meeting of Stockholders, May 18, 2006

The undersigned stockholder(s) of SFSB, Inc., does (do) hereby constitute and appoint Robert M. Stahl IV or Thomas J. Drechsler, and each of them, the true and lawful attorney of the undersigned with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Annual Meeting of Stockholders of the SFSB, Inc. to be held at Slavie Federal Savings Bank’s Community Room, 1614 Churchville Road, Bel Air, Maryland 21015, on May 18, 2006 at 4:00 p.m. and for any adjournment or postponement thereof, and to vote all the shares of SFSB, Inc. standing in the name of the  undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth below. PLEASE MARK VOTE IN THE APPROPRIATE BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.

1.

The election of two (2) Class B directors of SFSB, Inc.’s Board of Directors to serve until the annual meeting of stockholders in 2009.

01 J. Benson Brown 02 James D. Wise	FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT
	☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

_____________________________________________________________________________________

2.

To ratify the appointment of Beard Miller Company LLP as independent public accountants to audit the financial statements of SFSB, Inc. for 2006.

☐	FOR	☐	AGAINST	☐	ABSTAIN

For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote FOR each of its nominees for director and FOR the ratification of the appointment of Beard Miller Company LLP.

IMPORTANT: Please vote, date and sign this proxy and return it in the enclosed postage prepaid envelope.  Prompt return of your proxy will assure that your vote will be counted if you are unable to attend the Annual Meeting, but will not prevent you from voting in person.

PLEASE LIST
NAMES OF PERSONS ATTENDING

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

VOTE AUTHORIZATION FORM

I understand that Thomas J. Drechsler, Philip E. Logan and James D. Wise, the trustees under the Slavie Federal Savings Bank Employee Stock Ownership Plan (the “Plan”), are the holder of record and custodian of all shares of SFSB, Inc. (the “Company”) common stock under the Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 18, 2006.

You are to vote my shares as follows:

1.

The election of two (2) Class B directors of SFSB, Inc.’s Board of Directors to serve until the annual meeting of stockholders in 2009.

01 J. Benson Brown 02 James D. Wise	FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT
	☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.
_____________________________________________________________________________________

2.

To ratify the appointment of Beard Miller Company LLP as independent public accountants to audit the financial statements of SFSB, Inc. for 2006.

☐	FOR	☐	AGAINST	☐	ABSTAIN

For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote FOR each of its nominees for director and FOR the ratification of the appointment of Beard Miller Company LLP.

The ESOP Trustees are hereby authorized to vote all shares of Company common stock allocated to me in their trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 17, 2006